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                                  UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 24, 2003
                                                         --------------

                                GLB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


       State of Ohio               000-24255                  31-1529973
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)


      7001 Center Street, Mentor, Ohio                           44060
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code.  (440)  974-0000
                                                     ---------------

                                       N/A
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         (Former name or former address, if changed since last report.)







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                                TABLE OF CONTENTS

Item 5.  Other Events


Item 7.  Financial Statements and Exhibits

         Exhibit 99.1  GLB Bancorp April 24, 2003 press release


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duty caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GLB BANCORP, INC.
                                           ------------------------------------
                                                     (Registrant)
                                                 Dated: April 24, 2003



                                           /s/ Richard T. Flenner Jr.
                                           ------------------------------------
                                                        (Signature)
                                                  Richard T. Flenner Jr.
                                           President and Chief Executive Officer